UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 19, 2016

Date of Report (Date of earliest event reported)

HUNTWICKE CAPITAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54379
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Grove Street

Topsfield, MA 01983

(Address of Principal Executive Offices) (Zip Code)

(978) 887-5981

(Registrant's telephone number, including area code)

Magnolia Lane Income Fund

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 19, 2016, the Company filed a Certificate of Amendment to its Articles of Incorporation to change the name of the Company from “Magnolia Lane Income Fund” to “Huntwicke Capital Group Inc.” (the “Name Change”).

On September 19, 2016, the Company filed the Name Change and a request for a ticker symbol change with the Financial Industry Regulatory Authority (“FINRA”). On September 23, 2016, FINRA announced the Name Change and the ticker symbol of the Company changed from “MIFC” to “HCGI”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation, dated September 19, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntwicke Capital Group Inc.

Date: September 23, 2016	By:	/s/ Brian Woodland
	Name:	Brian Woodland
	Title:	President

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